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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 13(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 4, 1997

                            Finlay Enterprises, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

Delaware                      0-25716                       94-2691724
- --------                      -------                       ----------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


               521 Fifth Avenue, New York, New York         10175
               ------------------------------------         -----
               (Address of principal executive offices)     (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2060

                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.

     On September 4, 1997, Finlay Enterprises, Inc., a Delaware corporation (the "Registrant"), announced that it had entered into an agreement to acquire certain assets of the Diamond Park Fine Jewelers division of Zale Corporation, a leading operator of leased fine jewelry departments, for approximately $66 million. A copy of the Registrant's press release dated September 4, 1997, which sets forth a brief description of the proposed acquisition, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     99.1   Press Release of the Registrant dated
            September 4, 1997.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINLAY ENTERPRISES, INC.
                                        (Registrant)


Dated:   September 8, 1997              By:
                                            ------------------------------
                                            Name:
                                            Title: